UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2026

Century Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40498	84-2040295
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

25 North 38th Street, 11th Floor Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (267) 817-5790

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, par value $0.0001 per share	IPSC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 22, 2026, Century Therapeutics, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). As of November 25, 2025, the record date for the Special Meeting, there were 87,405,311 outstanding shares of the Company’s common stock. The Special Meeting was conducted virtually, and the following is a brief description of the final voting results for each of the proposals submitted to a vote of the stockholders at the Special Meeting, which are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities Exchange Commission on December 2, 2025.

(b) Proposal 1 – Approval of Charter Amendment. The approval of an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s outstanding shares of common stock par value $0.0001 per share, by a ratio of any whole number between 1-for-5 and 1-for-30, the implementation of which shall be subject to the discretion of the Company’s Board of Directors, as follows:

For	Against	Abstentions	Broker Non-Votes
55,089,478	5,361,020	27,055	0

No other business properly came before the Special Meeting.

As there were sufficient votes at the time of the Special Meeting to approve the foregoing proposal, the adjournment proposal was unnecessary and such proposal was not submitted to the stockholders for approval at the Special Meeting.

Item 8.01	Other Events.

Also on January 22, 2026, the Company received of a letter from the Nasdaq Stock Market LLC advising the Company that it has regained compliance with Nasdaq Listing Rule 5550(a)(2), which requires the Company to maintain a minimum closing bid price of $1.00 per share and that it is now in compliance with all applicable continued listing standards. As a result, the Company does not intend to effect the reverse stock split as approved by the stockholders at the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY THERAPEUTICS, INC.

By:	/s/ Brent Pfeiffenberger, Pharm.D.
Name:	Brent Pfeiffenberger, Pharm.D.
Title:	President and Chief Executive Officer

Date: January 23, 2026